Exhibit 99.1

Oracle Healthcare Acquisition Corp.
(a corporation in the development stage)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders
Oracle Healthcare Acquisition Corp.

We have audited the accompanying balance sheet of Oracle Healthcare Acquisition Corp. (a corporation in the development stage)(the “Company”) as of March 8, 2006 and the related statements of operations, stockholders’ equity and cash flows for the period from January 1, 2006 through March 8, 2006 and the period from September 1, 2005 (date of inception) through March 8, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of March 8, 2006 and the results of its operations and its cash flows for the period from January 1, 2006 through March 8, 2006 and the period from September 1, 2005 (date of inception) through March 8, 2006 in conformity with accounting principles generally accepted in the United States of America.

As discussed in note C to the accompanying financial statements, the Company has restated its financial statements for the period ended March 8, 2006 to reflect the classification of and accounting for: (1) the warrants to purchase common stock associated with the units sold in the Company’s initial public offering and (2) the warrants to purchase common stock which were sold in a private placement to the founding directors.

Rothstein Kass & Company, P.C.
Roseland, New Jersey
March 8, 2006, except for notes B & C dated August 8, 2006

Oracle Healthcare Acquisition Corp.
(a corporation in the development stage)

Balance Sheet

March 8, 2006
(Restated)

ASSETS
Current assets
Cash and cash equivalents	$1,040,298

Other assets
Cash held in trust account	113,500,000
Total assets	$114,540,298

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities
Accrued expenses	$250
Warrant liability	19,791,668
Accrued offering costs	31,772
Deferred underwriter’s fee	1,920,000
Total current liabilities	21,743,690

Common stock, subject to possible conversion, 2,999,999 shares at conversion value	22,709,992

Stockholders’ equity
Preferred stock, $.0001 par value, authorized 1,000,000 shares; none issued and outstanding
Common stock, $.0001 par value, authorized 40,000,000 shares; issued and outstanding 18,750,000 shares (which 2,999,999 shares subject to possible conversion)	1,875
Additional paid-in capital	70,083,927
Retained earnings during the development stage	814
Total stockholders’ equity	70,086,616
Total liabilities and stockholders’ equity	$114,540,298

See accompanying notes to financial statements

Oracle Healthcare Acquisition Corp.
(a corporation in the development stage)

Statements of Operations

	January 1, 2006	September 1, 2005
	Through	(inception) to
	March 8, 2006	March 8, 2006

Interest income, net	$440	$1,189
Gain (loss) from warrant liability	—	—
Formation and operating costs		375
Income before taxes	$440	$814

Income taxes	—	—
		—
Net Income	$440	$814

Weighted average shares outstanding:
Basic	3,970,588	3,829,365
Diluted	4,019,687	3,846,602
Net income per share, basic	$0.00	$0.00
Net income per share, diluted	$0.00	$0.00

See accompanying notes to financial statements

Oracle Healthcare Acquisition Corp.
(a corporation in the development stage)

Statement of Stockholders’ Equity

	Common Stock		Additional Paid-In	Earnings Accumulated During the Development
	Shares	Amount	Capital	Stage	Total
Balance—September 1, 2005 (date of inception)	—	$—	$—	$—	$—

Issuance of common stock to existing stockholders	3,750,000	375	30,875		31,250

Issuance of warrants in private placement			$1,000,000		$1,000,000

Sale of 15,000,000 units on March 8, 2006 at a price of $8 per unit, net of underwriter’s discount and offering expenses (including 2,999,999 shares subject to possible conversion)	15,000,000	$1,500	$111,554,712	$	$111,556,212

Proceeds subject to possible conversion 2,999,999 shares			$(22,709,992)		$(22,709,992)

Warrant Liability			(19,791,668)		(19,791,668)

Net income for the period				814	814

Balance—March 8, 2006	18,750,000	$1,875	$70,083,927	$814	$70,086,616

See accompanying notes to financial statements

Oracle Healthcare Acquisition Corp.
(a corporation in the development stage)

Statements of Cash Flows

	January 1, 2006	September 1, 2005
	Through	(inception) to
	March 8, 2006	March 8, 2006
	(Restated)	(Restated)

Cash flows from operating activities:
Net income	$440	$814
Adjustments to reconcile net income to net cash from operations:
Accrued expenses		250

Net cash provided by operating activities	440	1,064
Net cash used in investing activities:
Cash held in trust account	(113,500,000)	(113,500,000)

Cash flows from financing activities:
Proceeds from notes payable		100,000
Proceeds from issuance of common stock to existing stockholders		31,250
Gross proceeds of initial public offering	120,000,000	120,000,000
Proceeds from issuance of warrants in private placement	1,000,000	1,000,000
Payments of costs of public offering	(6,592,016)	(6,592,016)
Payments of deferred offering costs	60,554
Net cash provided by financing activities	$114,468,538	$114,539,234
Net increase in cash	968,978	1,040,298
Cash, beginning of period	71,320	—
Cash, end of period	$1,040,298	$1,040,298

Supplemental disclosure of non-cash financing activity:
Deferred underwriter’s fees	$1,920,000	$1,920,000
Accrued offering costs	$31,772	$31,772
Warrant liability	$19,791,668	$19,791,668

See accompanying notes to financial statements

Oracle Healthcare Acquisition Corp.
(a corporation in the development stage)

Notes to Financial Statements

NOTE A—ORGANIZATION AND BUSINESS OPERATIONS

Oracle Healthcare Acquisition Corp. (the “Company”) was incorporated in Delaware on September 1, 2005. The Company was formed to acquire an operating business in the healthcare industry through a merger, capital stock exchange, asset acquisition or other similar business combination. The Company has neither engaged in any operations nor generated revenues to date. The Company is considered to be in the development stage and is subject to the risks associated with activities of development stage companies. The Company has selected December 31st as its fiscal year end.

Operating results for the interim period are not necessarily indicative of the results to be expected for the full year.

The registration statement for the Company’s initial public offering (the “Offering”) (as described in Note D) was declared effective on March 2, 2006. The Company consummated the Offering on March 8, 2006 and received net proceeds of approximately $113,500,000.  The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Offering, although substantially all of the net proceeds of the Offering are intended to be generally applied toward consummating a business combination with (or acquisition of) an operating business in the healthcare industry (“Business Combination”). However, there is no assurance that the Company will be able to successfully effect a Business Combination. Upon the closing of the Offering, approximately 94.5% of the gross proceeds, after payment of certain expenses related to the Offering and amounts paid to the underwriters, was placed in a trust account (the “Trust Account”).  The proceeds held in the Trust Account will be invested in U.S. “government securities,” defined as any Treasury Bill issued by the United States government having a maturity of one hundred and eighty days or less or any open ended investment company registered under the Investment Company Act of 1940 that holds itself out as a money market fund and bears the highest credit rating issued by a United States nationally recognized rating agency, until the earlier of (i) the consummation of the Company’s initial Business Combination or (ii) the distribution of the Trust Account as described below. The remaining proceeds may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. The Company, after signing a definitive agreement for the acquisition of a target business, will submit such transaction for stockholder approval. In the event that 20% or more of the outstanding stock (excluding, for this purpose, those shares of common stock issued prior to the Offering) vote against the Business Combination and exercise their conversion rights described below, the Business Combination will not be consummated. Public stockholders voting against a Business Combination will be entitled to convert their stock into a pro rata share of the trust account (including the additional 2% fee of the gross proceeds payable to the underwriters upon the Company’s consummation of a Business Combination), including any interest earned (net of taxes payable) on their pro rata share, if the Business Combination is approved and consummated. However, voting against the Business Combination alone will not result in an election to exercise a stockholder’s conversion rights. A stockholder must also affirmatively exercise such conversion rights at or prior to the time the Business Combinations is voted upon by the stockholders. All of the Company’s stockholders prior to the Offering, including all of the officers and directors of the Company, have agreed to vote all of the shares of common stock held by them, including any shares of common stock purchased in or following the Offering, in accordance with the vote of the majority of all other stockholders of the Company, other than the existing stockholders, officers and directors, with respect to any Business Combination.

In the event that the Company does not consummate a Business Combination within 18 months from the date of the consummation of the Offering, or 24 months from the consummation of the Offering, if certain extension criteria have been satisfied, the proceeds held in the Trust Account will be distributed to the Company’s public stockholders, excluding the existing stockholders to the extent of their initial stock holdings. In the event of such distribution, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per Unit (as defined below) in the Offering (assuming no value is attributed to the Warrants (as defined below) included in the Units sold in the Offering discussed in Note D).

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

[1] Basis of Presentation:

The accompanying financial statements have been prepared by the Company and reflect all adjustments, consisting only of normal recurring adjustments, which are, in the opinion of management, necessary for a fair presentation of the financial position of the Company as of March 8, 2006 and the financial results for the period ended March 8, 2006, as well as for the period September 1, 2005 (date of inception) through March 8, 2006, in accordance with accounting principles generally accepted in the United States of America for interim financial statements and pursuant to Form 10-Q and Regulation S-X.

Certain information and footnote disclosures normally included in the Company’s annual audited financial statements have been condensed or omitted pursuant to such rules and regulations. The results of operations for the period ended March 8, 2006 as well as for the period September 1, 2005 (date of inception) through March 8, 2006, are not necessarily indicative of the results of operations to be expected for a full fiscal year. These interim condensed financial statements should be read in conjunction with the financial statements for the fiscal year ended December 31, 2005, which are included in the Company’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission.

[2] Common stock:

In February 2006, the Board of Directors of the Company approved a six-for-five stock split to all shareholders of record on February 16, 2006. All transactions and disclosures in the financial statements, related to the Company’s common stock, have been adjusted to reflect the effects of the stock split.

[3] Accounting for Warrants and Derivative Instruments:

On March 8, 2006, the Company consummated its initial public offering of 15,000,000 units (the “Units”). Each Unit consists of one share of common stock and Warrant. Each Warrant entitles the holder to purchase from the Company one share of its common stock at an exercise price of $6.00.

In September 2000, the Emerging Issues Task Force issued EITF 00-19, “Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock,” (“EITF 00-19”) which requires freestanding contracts that are settled in a company’s own stock, including common stock warrants, to be designated as an equity instrument, asset or a liability. Under the provisions of EITF 00-19, a contract designated as an asset or a liability must be carried at fair value on a company’s balance sheet, with any changes in fair value recorded in the company’s results of operations. A contract designated as an equity instrument must be included within equity, and no fair value adjustments are required from period to period. In accordance with EITF 00-19, the 15,833,334 Warrants issued to purchase common stock are separately accounted for as liabilities. The fair value of these Warrants is shown on the Company’s balance sheet and the unrealized changes in the values of these Warrants are shown in the Company’s consolidated statement of operations as “Gain (loss) on warrant liabilities.” These Warrants (other than those purchased by the Company’s founding directors prior to the consummation of the Offering) are freely traded on the over the counter bulletin board, consequently the fair value of these Warrants are estimated as the market price of a Warrant at each period end. To the extent that the market price increases or decreases, the Company’s Warrant liabilities will also increase or decrease, including the effect on the Company’s consolidated statement of operations.

Fair values for exchange traded securities and derivatives are based on quoted market prices. Where market prices are not readily available, fair values are determined using market based pricing models incorporating readily observable market data and requiring judgment and estimates.

Statement of Financial Accounting Standard (“SFAS”) No. 133, “Accounting for Derivative Instruments and Hedging Activities,” as amended, requires all derivatives to be recorded on the balance sheet at fair value. Furthermore, paragraph 11(a) of SFAS No. 133 precludes contracts issued or held by a reporting entity that are both (1) indexed to its own stock and (2) classified as stockholders’ equity in its statement of financial position from being treated as derivative instruments.

[4] Income per common share:

The Company complies with SFAS No. 128, “Earnings Per Share.” SFAS No. 128 requires dual presentation of basic and diluted income per share for all periods presented. Basic income per share excludes dilution and is computed by dividing income available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted income per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then share in the income of the Company. The difference between the number of shares used to compute basic income per share and diluted income per share relates to additional shares to be issued upon the assumed exercise of stock options and warrants, net of shares hypothetically repurchased at the average market price with the proceeds of exercise.

[5] Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

[6] Income tax:

The Company complies with SFAS 109, “Accounting for Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

[7] Cash and cash equivalents:

The Company considers all highly liquid investments purchased within an original maturity of three months or less to be cash equivalents.

NOTE C — RESTATEMENT AND RECLASSIFICATIONS OF PREVIOUSLY ISSUED FINANCIAL STATEMENTS

Summary of Restatement Items

On August 8, 2006, the Company, in consultation with its independent accounting firm, Rothstein, Kass & Company, concluded that it was necessary to restate its financial results for the interim period ended March 8, 2006 to reflect additional non-operating gains and losses related to the classification of and accounting for: (1) the warrants to purchase common stock associated with the Units sold at the initial public offering of the Company and (2) after tax interest income attributable to common stock subject to possible conversion.   The Company had previously classified the value of these warrants to purchase common stock, when applicable, as equity. The Company has determined that these instruments should have been classified as warrant liabilities and therefore, the fair value of each instrument must be recorded as warrant liabilities on the Company’s balance sheet. Changes in the fair values of these instruments will result in adjustments to the amount of the recorded derivative liabilities and the corresponding gain or loss will be recorded in the Company’s statement of operations. At the date of the conversion of each respective instrument or portion thereof (or exercise of the options or warrants or portion thereof, as the case may be), the corresponding derivative liability will be reclassified as equity.

The accompanying financial statements for the period ended March 8, 2006 have been restated to effect the changes described above. The impact of the adjustments related to the classification of and accounting for the warrants for the period ended March 8, 2006 are summarized below:

Balance Sheet Impact

The following sets for the effects of the restatement adjustments on the Company’s consolidated balance sheet as of March 8, 2006:

	March 8, 2006
	As previously
	Reported	Adjustment	As Restated
ASSETS
Current assets
Cash and cash equivalents	$1,040,298		$1,040,298
Cash held in trust account	113,500,000		113,500,000
Total assets	$114,540,298	$—	$114,540,298

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities
Accrued expenses	$250		$250
Warrant liability		19,791,668	19,791,668
Accrued offering costs	31,772		31,772
Deferred underwriter’s fee	1,920,000		1,920,000
Total current liabilities	1,952,022	19,791,668	21,743,690

Common stock, subject to possible conversion, 2,999,999 shares at conversion value	22,709,992		22,709,992

Stockholders’ equity
Preferred stock, $.0001 par value, authorized 1,000,000 shares; none issued and outstanding
Common stock, $.0001 par value, authorized 40,000,000 shares; issued and outstanding 18,750,000 shares (which 2,999,999 shares subject to possible conversion)	1,875		1,875
Additional paid-in capital	89,875,595	(19,791,668)	70,083,927
Retained earnings during the development stage	814		814
Total stockholders’ equity	89,878,284	(19,791,668)	70,086,616
Total liabilities and stockholders’ equity	$114,540,298	$	$114,540,298

NOTE D—THE OFFERING

On March 8, 2006, the Company sold 15,000,000 Units at a price of $8.00 per Unit in the Offering.  Each Unit consists of one share of the Company’s common stock, $0.0001 par value, and one redeemable common stock purchase warrant (“Warrant”). Each Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $6.00 commencing on the later of (a) March 2, 2007 or (b) the completion of a Business Combination with a target business or the distribution of the Trust Account.  The Warrants expire on March 2, 2010.  The Warrants are redeemable at a price of $0.01 per Warrant upon 30 days notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is at least $11.50 per share for any 20 trading days within a 30 trading day period ending on the third day prior to the date on which notice of redemption is given.

NOTE E—RELATED PARTY TRANSACTIONS

[1] The Company issued two $50,000 unsecured promissory notes to related parties, Joel D. Liffmann and Larry N. Feinberg, on September 22, 2005. Each note was non-interest bearing and was repaid on March 8, 2006.

[2] The Company presently occupies office space provided by an affiliate of Larry N. Feinberg, one of the Company’s directors. Such affiliate has agreed that, until the consummation of a Business Combination, it will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. The Company has agreed to pay such affiliate $7,500 per month for such services commencing on March 2, 2006.  Upon completion of a Business Combination or liquidation, the Company will no longer be required to pay these monthly fees.

[3] On March 2, 2006, immediately prior to the Offering, Joel D. Liffmann and Larry N. Feinberg, two of the Company’s directors, each purchased in a private placement 416,667 Warrants, for a combined total of 833,334 Warrants, at a price of $1.20 per Warrant (an aggregate purchase price of approximately $1,000,000) directly from the Company and not as part of the Offering.  The Warrants are identical to the warrants issued with the Units in the Offering except that the Warrants will not be transferable or salable by the purchasers until such time as the Company has completed a Business Combination.

NOTE F—COMMITMENTS

The Company paid an underwriting discount of 5% of the public Unit offering price to the underwriters at the closing of the Offering.  The Company will also pay an additional 2% fee of the gross offering proceeds (less $0.16 for each share of common stock converted to cash in connection with a Business Combination) payable to the underwriters upon the Company’s consummation of a Business Combination.

The Company has engaged CRT Capital Group LLC, on a non exclusive basis, as their agent for the solicitation of the exercise of the Warrants. The Company has agreed to pay CRT Capital Group LLC a commission equal to 2% of the exercise price for each Warrant exercised more than one year after the date of the prospectus if the exercise was solicited by CRT Capital Group LLC.

NOTE G—PREFERRED STOCK

The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.